BLACKMOSS INVESTMENTS, INC. Individually and on behalf of all Those Similarly Situated	IN THE CIRCUIT COURT OF
Plaintiffs,	THE 17TH
vs.	JUDICIAL CIRCUIT IN AND
ODIMO, INC., ALAN LIPTON, and	FOR BROWARD COUNTY, FLORIDA
AMERISA KORNBLUM,	Case No. 0512500
Defendants	CLASS REPRESENTATION

CLASS REPRESENTATION COMPLAINT

1. This is a class action lawsuit asserting absolute liability and negligence claims on behalf of all persons who purchased shares of Odimo Incorporated (“Odimo” or the “Company”) pursuant and/or traceable to the initial public offering of Odimo, which occurred on or about February 16, 2005 (the “IPO” or “Offering”).

2. As set forth below, defendants violated the Securities Act of 1933 (the “1933 Act”) by issuing a Registration Statement and Prospectus for the IPO which contained untrue statements of material fact and omitted to state material facts necessary to make the statements therein not misleading.

JURISDICTION AND VENUE

3. The claims alleged herein arise under §11 of the 1933 Act; 15 U.S.C. §77k. Jurisdiction is conferred by §22 of the 1933 Act, 15 U.S.C. §77v, and venue is proper pursuant to §22 of the 1933 Act. In connection with the IPO, defendants used the instrumentalities of interstate commerce and the U.S. mails. Section 22 of the 1933 Act explicitly states that “[t]he district courts of the United States...shall have jurisdiction...concurrent with State and Territorial courts” of actions filed under the 1933 Act. The statute also states that “[e]xcept as provided in section 16(c), no case arising under this title and brought in any State court of competent jurisdiction shall be removed to any court in the United States.” Section 16(c) refers to “covered class actions,” which are defined as lawsuits brought as class actions or brought on behalf of more than 50 persons asserting claims under state or common law. This is a class action asserting federal law claims. Thus, it does not fall within the definition of a “covered class action” under §16(c) and therefore is not removable to federal court under the Securities Litigation Uniform Standards Act of 1998. See Zia v. Medical Staffing Network, 336 F. Supp. 2d 1306, 1309 (S.D. Fla. 2004).

4. The violations of law complained of herein occurred in this County, including the dissemination of materially false and misleading statements complained of herein into this County. Members of the Class purchased or otherwise acquired Odimo’s common stock in the IPO in this County, Odimo conducts business and is headquartered in this County.

PARTIES

5. Plaintiff acquired Odimo in the IPO, as set forth in its certification which is attached hereto and incorporated by reference herein, and was damaged thereby.

6. Defendant Odimo is a Delaware corporation with its principal place of business located in Sunrise, Florida. Odimo is an online retailer of current season brand name watches and luxury goods, high-quality diamonds and fine jewelry

7. (a) Defendant Alan Lipton (“Lipton”) served as Odimo’s Chairman, President and Chief Executive Officer at all relevant times. Defendant Lipton signed the Company’s Form S-1 filed in connection with the Offering.

(b) Amerisa Kornblum (“Kornblum”) served as Odimo’s Chief Financial Officer at all relevant times. Defendant Kornblum signed the Company’s Form S-1 filed in connection with the Offering.

8. Defendants Lipton and Kornblum are sometimes collectively referred to hereinafter as the “Individual Defendants.”

9. Each of the Individual Defendants participated in the drafting, preparation, and/or approval of various untrue and misleading statements contained in the Registration Statement and Prospectus filed by the Company with the Securities and Exchange Commission (“SEC”) in connection with the IPO. Because of their Board memberships, executive and managerial positions, and/or extensive holdings of Odimo securities, each of the Individual Defendants was responsible for ensuring the truth and accuracy of the various statements contained in the Company’s Registration Statement and Prospectus in connection with the IPO.

10. The Individual Defendants, because of their management positions, membership on the Odimo Board of Directors and/or their extensive ownership of Odimo’s common stock, had the power and influence to direct the management and activities of Odimo and its employees. Accordingly, the Individual Defendants were able to, and did, control the contents of the Registration Statement and Prospectus complained of herein. Each such defendant, as a signatory to the Registration Statement and Prospectus, was provided copies of the allegedly untrue and misleading Registration Statement and Prospectus prior to its issuance and had the ability and opportunity to prevent its issuance or cause it to be corrected.

CLASS REPRESENTATION ALLEGATIONS

11. Plaintiff brings this action as a class action pursuant to Rule 1.220(a) and (b)(3) of the Florida Rules of Civil Procedure on behalf of a Class, consisting of all persons who purchased Odimo Stock in and/or traceable to the IPO and were damaged thereby. Excluded from the Class are defendants, members of the immediate family of the Individual Defendants, any subsidiary or affiliate of Odimo and the directors, officers and employees of Odimo or its subsidiaries or affiliates, or any entity in which any excluded person has a controlling interest, and the legal representatives, heirs, successors and assigns of any excluded person.

12. The members of the Class are so numerous that joinder of all members is impracticable. While the exact number of Class members is unknown to plaintiff at this time and can only be ascertained through appropriate discovery, plaintiff believes that there are thousands of members of the Class located throughout the United States. Odimo sold approximately 3.7 million shares of common stock at $9 per share in the IPO. Record owners and other members of the Class may be identified from records maintained by Odimo and/or its transfer agents and may be notified of the pendency of this action by mail, using a form of notice similar to that customarily used in securities class actions.

13. Plaintiffs claims are typical of the claims of the other members of the Class as all members of the Class were similarly affected by defendants’ wrongful conduct in violation of federal law that is complained of herein.

14. Plaintiff will fairly and adequately protect the interests of the members of the Class and has retained counsel competent and experienced in class and securities litigation.

15. Common questions of law or fact exist as to all members of the Class and predominate over any questions solely affecting individual members of the Class. Among the questions of law or fact common to the Class are:

(a) Whether §§11 and 15 of the 1933 Act were violated by defendants’ acts and omissions as alleged herein;

(b) Whether the Registration Statement and Prospectus filed with the SEC in connection with the IPO contained untrue statements of material fact or omitted to state material facts necessary in order to make the statements made not misleading; and

(c) To what extent the members of the Class have sustained damages and the proper measure of damages.

16. A class action is superior to all other available methods for the fair and efficient adjudication of this controversy and common questions of law and fact predominate over individual questions. Because the joinder of all individual claim members is impracticable and the damages suffered by individual Class members may be relatively small, the expense and burden of individual litigation make it impossible for members of the Class to individually redress the wrongs done to them. There will be no difficulty in the management of this case as a class action.

SUBSTANTIVE ALLEGATIONS

17. On or about February 14, 2005, Odimo filed with the SEC a Form S-1/A Registration Statement (the “Registration Statement”) for the IPO.

18. On or about February 16, 2005, the Prospectus (the “Prospectus”) with respect to the IPO, which forms part of the Registration Statement, became effective and 3,125,000 shares of Odimo common stock were sold to the public, thereby raising approximately $28.125 million.

19. The Prospectus issued in connection with the IPO was materially false and misleading for several reasons.

20. The Prospectus portrayed the Company in highly positive terms. For example, the Prospectus stated in pertinent part as follows:

Odimo is an online retailer of current season brand name watches and luxury goods, high quality diamonds and fine jewelry. We operate three websites, www.diamond.com, www.ashford.com and www.worldofwatches.com, and seek to create long-term relationships with our customers by offering a broad selection of appealing merchandise. Our websites collectively showcase over 2,000 watch styles; a large assortment of luxury goods, such as designer handbags and fashion accessories, fragrances and sunglasses; more than 25,000 independently certified diamonds; and a wide range of precious and semi-precious jewelry. We sell brand name goods at discounts to suggested retail prices, and diamonds and fine jewelry at competitive prices. We feature many of the branded items available in leading department and specialty stores, as well as diamonds certified by the Gemological Institute of America (GIA).

21. The Prospectus also highlighted the Company’s growth trends and noted that the Company was experiencing increasing order flow stating in pertinent part as follows:

Our net sales have grown significantly since we were founded in 1998. For the year ended December 31, 2003, we had net sales of $41.7 million, representing a 51.5% increase from the prior year. For the nine months ended September 30, 2004, we had net sales of $30.7 million, representing a 31.2% increase from the comparable period in the prior year. However, we have experienced net losses each year since 1998, including a net loss of $7.1 million for the year ended December 31, 2003 and $10.6 million for the nine months ended September 30, 2004, and we had an accumulated deficit of $67.0 million as of September 30, 2004. After re-launching the www.ashford.com website in January 2003 with an expanded product line of luxury goods, the total number of orders we received for the year ended December 31, 2003 increased to 116,440, representing an increase of 78.7% from the prior year. Orders by existing customers increased significantly during this period.

22. The Prospectus described the Company’s growth strategy in pertinent part as follows:

Our objective is to offer a broad selection of appealing merchandise at competitive prices and to expand our customer base and promote repeat purchases while maintaining an efficient cost structure. Key components of this strategy include:

Attract New Customers. We intend to increase our customer base by maintaining and expanding our relationships with Internet portals and search engines such as MSN, Google, Yahoo/ Overture and AOL. We plan to increase our online advertising expenditures with these companies and other online portals, websites and search engines. We will continue to utilize website promotions, affiliate programs and targeted email and registration campaigns to convert visitors into customers. In November 2004, we also entered into an agreement with Amazon.com that enabled us to become a third party merchant on Amazon.com.

Create Lifetime Customers. We strive to create long-term relationships with our customers. We believe that our broad assortment of luxury goods encourages customers to return to our websites to make repeat purchases. For example, a customer that purchases an engagement ring from us may return to purchase gifts for other occasions such as Valentine’s Day, Mother’s Day and Christmas. We seek to capitalize on these customer relationships by utilizing new programs such as “wish lists” and personalized e-mail campaigns.

Expand Diamond and Diamond Jewelry Sales. We intend to increase our sales of diamonds and diamond jewelry. In March 2004, we entered into an agreement with The Steinmetz Diamond Group through its affiliate SDG Marketing, Inc., which enables us to purchase a broader selection of diamonds at favorable prices. We also began to purchase additional diamond jewelry from The Steinmetz Diamond Group’s new manufacturing facility in India in the latter part of 2004. We plan to capitalize on our relationship with Steinmetz and other diamond dealers by increasing our online marketing expenditures to attract new customers for our diamonds and diamond jewelry.

Reduce Inventory Exposure. We intend to continue to minimize the inventory risk associated with our diamond business by sourcing our most popular styles from Steinmetz. Also, in a manner similar to other online retailers, we offer diamonds owned by third party suppliers that we purchase only after we have received an order.

Pursue Operating Efficiencies. We will seek to improve our operating efficiencies and increase our margins as we grow our business. We continue to refine our online business model by increasing the effectiveness of our marketing programs and by leveraging our relatively fixed cost technology and fulfillment infrastructure. We will also attempt to keep our shipping costs and delivery times low while maintaining a broad selection of available products.

Build the Ashford® Brand. For the Christmas 2004 holiday season, we launched a line of Ashford branded watches assembled in Switzerland. Our strategy is to offer watches that are lower in price but comparable in style and quality to the other brand name watches that we sell. We believe that the high brand awareness of the Ashford name and our ability to outsource the manufacture of these watches will allow us to generate attractive margins on these products.

23. The Prospectus purported to warn of risks associated with Odimo’s advertising relationships stating in pertinent part as follows:

If our advertising relationships with Internet portals and other websites fail to create consumer awareness of our websites and product offerings, our sales may suffer.

Substantially all of our sales come from customers who link to our websites from websites operated by other online retailers or Internet portals with whom we advertise. Establishing and maintaining relationships with leading Internet portals and other online retailers through our affiliate program is competitive and expensive. During the year ended December 31, 2003 and the nine months ended September 30, 2004, we spent $3.7 million and $3.8 million, respectively, on online advertising, affiliate programs and public relations. We do not maintain long-term contracts or arrangements with Internet portals, and we may not successfully enter into additional relationships or renew existing ones beyond their current terms. We expect that we will have to pay increasing fees to maintain, expand or enter into new relationships of this type. In addition, traffic to our websites could decline if our Internet portal and online marketing programs become less effective or if the traffic to the website of an Internet portal on which we advertise decreases. Our business could be materially adversely affected if any of our online advertisers experience financial or operational difficulties or if they experience other corporate developments that adversely affect their performance. A failure to maintain, expand or enter into Internet portal relationships or to establish additional online advertising relationships that generate a significant amount of traffic from other websites could result in decreased sales or limit the growth of our business.

24. Similarly, the Prospectus purported to warn about the risk to the Company of rising advertising rates stating in pertinent part as follows:

If online advertising rates continue to rise, we may purchase less advertising and our sales could decrease.

Approximately 90% of our marketing expenses are for online advertising. Over the last six months online advertising rates, including banner advertisements and selected key words on search engines, have significantly increased. If the costs of online advertising continue to rise, our ability to purchase online advertising may be limited, which in turn could have an adverse effect on our sales.

25. The statements referenced above in paragraphs 20-24 were each materially false and misleading because they misrepresented and failed to disclose the following adverse facts:

(a) that Odimo was experiencing problems with its advertising as competitors were able to have their advertisements placed ahead of the Company on various search engines thereby causing the Company to experience declining demand for its products;

(b) that Odimo was dramatically increasing advertising expenditures in an effort to better position its advertisements and would have to materially increase its advertising in the future given the present competitive environment;

(c) that the Company’s advertising was not generating the forecasted level of sales and the Company was not performing according to internal expectations; and

(d) as a result of the foregoing, the Company’s financial position was substantially weakening and negatively impacting the Company’s ability to follow through on its growth strategy.

26. Following the IPO, in a series of announcements, Odimo reported declining financial results, which it attributed in material part to increased advertising expenditures. In addition, financial commentators highlighted Odimo’s advertising difficulties. In response to these announcements and as the market learned the true condition of Odimo’s business and the full extent of the adverse factors impacting its business, the price of Odimo stock decline to trade in a range of $4 to $5 per share.

27. Then, on August 15, 2005, Odimo filed its Form 10-Q for the quarter ended June 30, 2005, with the SEC. The Form 10-Q revealed that the Company was running out of cash and would have to seek alternative means of financing stating in pertinent part as follows:

The Company has incurred significant losses since inception and has not generated positive net cash flows from operations. Management believes that the current cash and cash equivalents, availability from our secured credit facility and expected cash from operations will be sufficient to fund operations and capital expenditures for at least the next twelve months. There can be no assurance, however that the Company’s strategy will be accomplished and will generate sufficient cash flows to meet the Company’s cash flow and working capital needs. In order to implement its business strategy and achieve its longer-term growth and operational goals, the Company will require additional financing. Management is currently exploring financing alternatives, which may not be available on acceptable terms, or at all, and the Company’s failure to raise capital could negatively impact its growth plans and its financial condition and results of operations. Additional equity financing may be dilutive to the holders of the Company’s common stock and debt financing, if available, may involve significant cash payment obligations and covenants and/or financial ratios that restrict the Company’s ability to operate its business.

28. In response to this announcement, on August 15, 2005, the price of Odimo stock declined $1.22 per share to $3.41 per share on extremely heavy trading volume.

FIRST CLAIM

(For Violations of Section 11 Of The 1933 Act

Against All Defendants)

29. Plaintiff incorporates by reference herein ¶¶ 1-28. This Count is brought by plaintiff pursuant to §11 of the 1933 Act, 15 U.S.C 77k, on behalf of all persons who purchased Odimo’s common stock in or traceable to the IPO. Plaintiff does not assert that defendants are liable for fraudulent or intentional conduct and disavow and disclaim any allegation of fraud for purposes of this claim.

30. The Registration Statement and Prospectus were inaccurate and misleading, contained untrue statements of material facts, and omitted to state material facts necessary to make the statements made not misleading.

31. All defendants, with the exception of Odimo (whose liability for the misstatements is absolute), owed to the purchasers of the stock, including plaintiff and the other members of the Class, the duty to make a reasonable and diligent investigation of the statements contained in the Registration Statement and Prospectus at the time it became effective; to assure that those statements were true and that there was no omission to state material facts required to be stated in order to make the statements contained therein not misleading. As such, these defendants are liable to plaintiff and the other members of the Class.

32. The Company is the registrant for the Odimo common stock sold in the IPO. As the issuer of these common shares, Odimo is liable to plaintiff and the other members of the Class who purchased Odimo’s stock in or traceable to the Registration Statement and Prospectus for the misstatements and omissions contained therein under §11 of the 1933 Act.

33. Each of the Individual Defendants for the Offering (i) signed the Registration Statement and/or Prospectus; and (ii) was a director or officer of Odimo at the time the respective Registration Statement and Prospectus were filed with the SEC. Further, none of the Individual Defendants made a reasonable investigation or possessed reasonable grounds for believing that the statements contained in the Registration Statement and Prospectus were true and devoid of any misstatements or omissions of material fact. Therefore, each of the Individual Defendants is liable to plaintiff and the other members of the Class who purchased Odimo stock in or traceable to the Registration Statement and Prospectus for the various misstatements and omissions contained therein under §11 of the 1933 Act.

34. Plaintiff and the other members of the Class purchased Odimo Stock in or traceable to the Stock Registration Statement and Prospectus. At the time they purchased the Stock, plaintiff and the other members of the Class were without knowledge of the facts concerning the inaccurate and misleading statements and omissions alleged herein.

35. By reason of the conduct alleged herein, each defendant violated §11 of the 1933 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the other members of the Class suffered substantial damage in connection with the purchase of the securities covered by the Registration Statement and Prospectus.

SECOND CLAIM
For Violations of Section 12(a)(2)
of the 1933 Act Against All Defendants

36. Plaintiff incorporates by reference herein ¶¶1-28. This Count is brought pursuant to Section 12(a)(2) of the Securities Act on behalf of the Class, against all Defendants.

37. Defendants were sellers and offerors and/or solicitors of purchasers of the common stock offered pursuant to the Prospectus. Defendants issued, caused to be issued, and/or signed the Registration Statement in connection with the IPO. The Registration Statement contained a Prospectus, which was used to induce investors, such as Plaintiff and the other members of the Class, to purchase Odimo common stock.

38. The Prospectus contained untrue statements of material facts, omitted to state other facts necessary to make the statements made not misleading, and concealed and failed to disclose material facts. The Individual Defendants’ actions of solicitation included participating in the preparation of the false and misleading Prospectus. Odimo, acting through its employees, agents and others, solicited such purchases for its personal financial gain through the preparation and dissemination of the Prospectus.

39. Odimo and its employees and agents and the Individual Defendants owed Plaintiff and the other members of the Class the duty to make a reasonable and diligent investigation of the statements contained in the Prospectus to ensure that such statements were true and that there was no omission of material facts required to be stated in order to make the statements contained therein not misleading. Defendants knew of, or in the exercise of reasonable care by their employees and agents, should have known of, the misstatements and omissions contained in the IPO materials, including the Prospectus, as set forth above.

40. Plaintiff and other members of the Class purchased or otherwise acquired Odimo common stock pursuant to and/or traceable to the defective Prospectus. Plaintiff did not know, or in the exercise of reasonable diligence could not have known, of the untruths and omissions contained in the Prospectus.

41. By reason of the conduct alleged herein, these Defendants violated, and/or controlled a person who violated, § 12(a)(2) of the Securities Act. Accordingly, Plaintiff and members of the Class who hold Odimo common stock purchased in the IPO have the right to rescind and recover the consideration paid for their Odimo common stock and hereby elect to rescind and tender their Odimo common stock to the Defendants sued herein in return for the consideration paid for those securities together with interest thereon. Plaintiffs and Class members who have sold their Odimo common stock are entitled to rescissory damages.

THIRD CLAIM
(For Violations of Section 15 Of The 1933 Act
Against The Individual Defendants)

42. Plaintiff incorporates by reference herein ¶¶1-28. This Count is brought pursuant to §15 of the 1933 Act on behalf of all persons who purchased Odimo’s common stock in or traceable to the IPO.

43. Each of the Individual Defendants was a controlling person of the Company within the meaning of §15 of the 1933 Act at the time the Registration Statement and Prospectus became effective and during the IPO. At the time the Registration Statement and Prospectus was filed with the SEC and declared effective, each of the Individual Defendants had the power and authority to control the Company by reason of the following:

(a) Defendant Lipton had the power and authority to control Odimo by virtue of his position as Chief Executive Officer, President and Chairman of the Board of Directors of Odimo.

(b) Defendant Kornblum had the power and authority to control Odimo by virtue of her position as the Chief Financial of Odimo.

44. None of the Individual Defendants made a reasonable investigation or possessed44. None of the Individual Defendants made a reasonable investigation or possessed reasonable grounds for the belief that the statements contained in the Registration Statement and Prospectus were true and devoid of any misstatements or omissions of material fact. Therefore, by reason of his or her position of control over the Company, as alleged herein, each of the Individual Defendants is liable jointly and severally with and to the same extent that Odimo is liable to Plaintiff and the other members of the Class as a result of the conduct alleged herein.

PRAYER FOR RELIEF

WHEREFORE, Plaintiff, on its own behalf and on behalf of the other members of the Class, prays for judgment as follows:

A. Declaring this action to be a class action properly maintainable pursuant to Rule 1.220 of the Florida Rules of Civil Procedure on behalf of the Class, and declaring Plaintiff to be a proper Class representative;

B. Awarding Plaintiff and the other members of the Class compensatory damages as a result of the wrongs complained of herein, including interest thereon;

C. Awarding Plaintiff and the other members of the Class their costs and expenses of this litigation, including reasonable attorneys’ and experts’ witness fees and other costs and disbursements; and

D. Awarding Plaintiff and the other members of the Class such other and further relief as the Court may deem just and proper.

JURY TRIAL DEMANDED Plaintiff hereby demands a trial by jury.

DATED: August 16, 2005	LERACH COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP

/s/ JACK REISE Fla. Bar No. 058149

197	S. Federal Highway, Suite 200 Boca Raton, FL 33432

Telephone: 561/750-3000
561/750-3364 (fax)

LERACH COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP
SAMUEL H. RUDMAN
200 Broadhollow Road, Suite 406
Melville, NY 11747
Telephone: 631/367-7100
631/367-1173 (fax)

ABRAHAM, FRUCHTER & TWERSKY, LLP JACK FRUCHTER
One Penn Plaza, Suite 2805,
New York, NY 10 119
Telephone: 212/279-5050
212/279-3655 (fax)
Attorneys for Plaintiffs

CERTIFICATION OF BLACKMOSS INC.

IN SUPPORT OF CLASS ACTION COMPLAINT

Blackmoss Inc. (“plaintiff’) declares, as to the claims asserted under the federal securities laws, that:

1. Plaintiff has reviewed the complaint prepared by counsel in the above-captioned case and has authorized its fling.

2. Plaintiff did not purchase the security that is the subject of the complaint at the direction of

Plaintiff’s counsel or in order to participate in any private action arising under the federal securities laws.

3. Plaintiff is willing to serve as a representative party on behalf of a class, including providing testimony at deposition and trial, if necessary.

4. During the proposed Class Period, plaintiff executed the following transactions in the stock of Odimo Inc.: See Attachment A.

5.	In the past three years, plaintiff has not served, nor sought to serve as a representative party on behalf of a class in an action filed under the federal securities laws.

6. Plaintiff will not accept payment for serving as a representative party on behalf of a class beyond plaintiffs pro rata share of any recovery, except such reasonable costs and expenses (including lost wages) directly relating to the representation of the Class as ordered or approved by the Court.

Executed this      day of      , 2005.

/s/

BLACKMOSS INC.

ATTACHMENT A

Date	Action	Amount	Price
February 15, 2005	Buy	2,000 shares	$9.00